P R O S P E C T U S                                                March 3, 1997
Institutional Shares

                           MENTOR INSTITUTIONAL TRUST

     Mentor Institutional Trust offers investors an opportunity to design an investment program by investing in Institutional Shares of one or more different investment portfolios. An investment in shares of the Portfolios offered by this Prospectus is designed for institutional and high net-worth individual investors purchasing shares through investment advisory accounts with Mentor Investment Advisors, LLC or its affiliates.

     The MENTOR U.S. GOVERNMENT CASH MANAGEMENT PORTFOLIO is a "money market" fund, seeking as high a rate of current income as Mentor Investment Advisors, LLC believes is consistent with preservation of capital and maintenance of liquidity, through investments exclusively in U.S. Government securities and repurchase agreements with respect to U.S. Government securities. AN INVESTMENT IN THIS PORTFOLIO IS NEITHER INSURED NOR GUARANTEED BY THE U.S. GOVERNMENT. THERE CAN BE NO ASSURANCE THAT THE PORTFOLIO WILL BE ABLE TO MAINTAIN A STABLE NET ASSET VALUE OF $1.00 PER SHARE.

     The MENTOR INTERMEDIATE DURATION PORTFOLIO and MENTOR FIXED-INCOME PORTFOLIO seek a high level of long-term total return by investing in diversified portfolios of investment-grade, fixed-income securities. Preservation of capital is a secondary objective to the extent consistent with a Portfolio's primary objective of seeking a high level of long-term total return. MENTOR INTERMEDIATE DURATION PORTFOLIO will normally maintain a portfolio duration of from two to five years. MENTOR FIXED-INCOME PORTFOLIO will normally maintain a portfolio duration of from four to seven years. There is no limit on the average weighted portfolio maturity these Portfolios may maintain, and a Portfolio's average weighted maturity will likely be longer than its portfolio duration. Mentor Investment Advisors, LLC is the investment adviser for these Portfolios.

     The MENTOR PERPETUAL INTERNATIONAL PORTFOLIO seeks long-term capital appreciation by investing in a diversified portfolio of equity securities of issuers located outside the United States. THIS PORTFOLIO MAY USE
"LEVERAGE" -- THAT IS, IT MAY BORROW MONEY TO PURCHASE ADDITIONAL PORTFOLIO SECURITIES, WHICH INVOLVES SPECIAL RISKS. Mentor Perpetual Advisors, LLC is the investment adviser for this Portfolio.
                            ------------------------

     This Prospectus sets forth concisely the information about the Portfolios that a prospective investor should know before investing. Please read this Prospectus and retain it for future reference. INVESTORS CAN FIND MORE DETAILED INFORMATION IN THE MARCH 3, 1997 STATEMENT OF ADDITIONAL INFORMATION, AS AMENDED FROM TIME TO TIME. FOR A FREE COPY OF THE STATEMENT, CALL MENTOR DISTRIBUTORS, LLC AT 1-800-869-6042. The Statement has been filed with the Securities and Exchange Commission and is incorporated into this Prospectus by reference. The Trust's address is P.O. Box 1357, Richmond, Virginia 23211.
                            ------------------------

                            MENTOR DISTRIBUTORS, LLC
                                  DISTRIBUTOR

SHARES OF THE TRUST ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED
    OR ENDORSED BY, ANY FINANCIAL INSTITUTION AND ARE NOT INSURED BY THE
       FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE
                        BOARD, OR ANY OTHER AGENCY.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND
   EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE
     COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE
       ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION
                   TO THE CONTRARY IS A CRIMINAL OFFENSE.

EXPENSE SUMMARY

     Expenses are one of several factors to consider when investing in a Portfolio. Expenses shown are, except for the International Portfolio, based on expenses incurred in respect of Institutional Shares for the 1996 fiscal year. For the International Portfolio, the expenses reflect those that the Portfolio expects to incur in its first full fiscal year in respect of its Institutional Shares. The Examples show the cumulative expenses attributable to a hypothetical $1,000 investment in each Portfolio over specified periods. THE PORTFOLIOS ARE BEING OFFERED TO INVESTORS PRINCIPALLY THROUGH INVESTMENT ADVISORY ACCOUNTS WITH MENTOR INVESTMENT ADVISORS, LLC AND ITS AFFILIATES; EXPENSES SHOWN BELOW DO NOT REFLECT ANY FEES OR EXPENSES ASSOCIATED WITH THOSE ACCOUNTS.

SHAREHOLDER TRANSACTION EXPENSES:

Maximum Sales Load Imposed on Purchases.............................................................   None
Maximum Sales Load Imposed on Reinvested Dividends..................................................   None
Deferred Sales Load.................................................................................   None
Redemption Fees.....................................................................................   None
Exchange Fee........................................................................................   None

ANNUAL PORTFOLIO OPERATING EXPENSES
(as a percentage of average net assets)

                                                                  MENTOR
                                                                U.S. GOV'T       MENTOR        MENTOR         MENTOR
                                                                   CASH       INTERMEDIATE     FIXED-        PERPETUAL
                                                                MANAGEMENT      DURATION       INCOME      INTERNATIONAL
                                                                PORTFOLIO      PORTFOLIO      PORTFOLIO      PORTFOLIO
                                                                ----------    ------------    ---------    -------------
Management Fees..............................................      0.00%          0.00%          0.00%          1.00%
12b-1 Fees...................................................      0.00%          0.00%          0.00%          0.00%
Other Expenses (after expense limitation)*...................      0.06%          0.10%          0.10%          0.10%
                                                                ----------    ------------    ---------    -------------
Total Portfolio Operating Expenses
  (after expense limitation)*................................      0.06%          0.10%          0.10%          1.10%

---------------

* Other Expenses and Total Portfolio Operating Expenses for the U.S. Government Cash Management Portfolio, Intermediate Duration Portfolio, and Fixed-Income Portfolio reflect a voluntary expense limitation currently in effect. In the absence of the expense limitation, Other Expenses and Total Portfolio Operating Expenses for the Portfolios based on expenses for the 1996 fiscal year would be 0.12% for the U.S. Government Cash Management Portfolio, 0.31% for the Intermediate Duration Portfolio, and 0.17% for the Fixed-Income Portfolio. Other Expenses and Total Portfolio Operating Expenses for the International Portfolio also reflect a voluntary expense limitation currently in effect. In the absence of the expense limitation, for the International Portfolio, Other Expenses are estimated to be 0.45% and Total Portfolio Operating Expenses are estimated to be 1.45%.

EXAMPLES

     An investment of $1,000 in a Portfolio's Institutional Shares would incur the following expenses, assuming 5% annual return, with or without redemption at the end of each period:

                                                                       1 YEAR    3 YEARS    5 YEARS    10 YEARS
                                                                       ------    -------    -------    --------
   Mentor U.S. Government Cash Management Portfolio.................     $1        $ 2        $ 4         $8
   Mentor Intermediate Duration Portfolio...........................      2          4          6         13
   Mentor Fixed-Income Portfolio....................................      2          4          6         13
   Mentor Perpetual International Portfolio.........................     12         35         --         --

This information is provided to help investors understand the expenses of investing in each of the Portfolios' Institutional Shares and an investor's share of the operating expenses of the Portfolios' Institutional Shares. The Examples should not be considered representations of future performance; actual expenses may be more or less than those shown.

FINANCIAL HIGHLIGHTS

     The financial highlights for the Portfolios' Institutional Shares presented below have been derived from the Trust's financial statements which were audited and reported on by KPMG Peat Marwick LLP, the Trust's independent auditors. Their report dated December 13, 1996 on the financial statements of the Trust for the fiscal period ended October 31, 1996 is included in the Trust's Annual Report to shareholders for the 1996 fiscal year, which is incorporated herein by reference. A copy of the Annual Report may be obtained free of charge from the Trust. (During the period shown, the U.S. Government Cash Management Portfolio was known as the Cash Management Portfolio and invested in a broad range of money market instruments, not limited (as it currently is) to investments in U.S. Government securities and repurchase agreements with respect to such securities.)

                                                                                                                        MENTOR
                                     MENTOR U.S. GOVERNMENT                                                            PERPETUAL
                                              CASH                MENTOR INTERMEDIATE           MENTOR FIXED-        INTERNATIONAL
                                      MANAGEMENT PORTFOLIO        DURATION PORTFOLIO          INCOME PORTFOLIO         PORTFOLIO
                                     -----------------------    -----------------------    -----------------------   -------------
                                       YEAR        PERIOD         YEAR        PERIOD         YEAR        PERIOD         PERIOD
                                      ENDED         ENDED        ENDED         ENDED        ENDED         ENDED          ENDED
                                     10/31/96    10/31/95(b)    10/31/96    10/31/95(c)    10/31/96    10/31/95(d)    10/31/96(e)
                                     --------    -----------    --------    -----------    --------    -----------   -------------
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of
  period............................ $  1.00       $  1.00       $13.31       $ 12.50      $ 13.71       $ 12.50        $ 12.50
Income from investment operations
  Net investment income.............    0.05          0.05         0.96          0.77         0.77          0.81           0.04
  Net realized and unrealized gain
    (loss) on investments and
    foreign currency related
    transactions....................      -- *          --        (0.24)         0.75        (0.16 )        1.14          (0.42)
                                     --------    -----------    --------    -----------    --------    -----------   -------------
  Total from investment
    operations......................    0.05          0.05         0.72          1.52         0.61          1.95          (0.38)

LESS DISTRIBUTIONS
  Dividends from income.............   (0.05)        (0.05)       (1.01)        (0.71)       (0.77)        (0.74)            --
  Distributions from capital
    gains...........................      -- *          --        (0.55)           --        (0.66)           --             --
                                     --------    -----------    --------    -----------    --------    -----------   -------------
  Total distributions...............   (0.05)        (0.05)       (1.56)        (0.71)       (1.43)        (0.74)            --

NET ASSET VALUE, END OF PERIOD...... $  1.00       $  1.00       $12.47       $ 13.31      $ 12.89       $ 13.71        $ 12.12
                                     --------    -----------    --------    -----------    --------    -----------   -------------
TOTAL RETURN........................    5.60%         5.06%        5.90%        12.38%        4.87%        15.90%         (3.04%)
                                     --------    -----------    --------    -----------    --------    -----------   -------------
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in
  thousands)........................ $87,973       $69,997       $3,384       $11,966      $49,962       $34,053        $ 8,741
Ratio of expenses to average net
  assets............................    0.04%         0.04%(a)     0.05%         0.05%(a)     0.05%         0.05%(a)       1.10%(a)
Ratio of expenses to average net
  assets excluding waiver...........    0.12%         0.18%(a)     0.31%         0.25%(a)     0.17%         0.22%(a)       1.75%(a)
Ratio of net investment income to
  average net assets................    5.54%         5.56%(a)     5.92%         6.52%(a)     6.22%         6.75%(a)       0.89%(a)
Portfolio turnover rate.............      --            --          215%          307%         226%          302%            59%
Average commission rate on portfolio
  transactions......................      --            --           --            --           --            --        $0.0295
                                     --------    -----------    --------    -----------    --------    -----------   -------------
                                     --------    -----------    --------    -----------    --------    -----------   -------------

---------------
(a) Annualized.

(b) For the period from December 5, 1994 (commencement of operations) to October 31, 1995.

(c) For the period from December 19, 1994 (commencement of operations) to October 31, 1995.

(d) For the period from December 6, 1994 (commencement of operations) to October 31, 1995.

(e) For the period from May 29, 1996 (commencement of operations) to October 31, 1996.

 * Reflects net realized gain (loss) which was under $0.01 per share.

INVESTMENT OBJECTIVES AND POLICIES

MENTOR U.S. GOVERNMENT CASH MANAGEMENT PORTFOLIO

THE MENTOR U.S. GOVERNMENT CASH MANAGEMENT PORTFOLIO'S INVESTMENT OBJECTIVE IS TO SEEK AS HIGH A RATE OF CURRENT INCOME AS MENTOR INVESTMENT ADVISORS, LLC ("MENTOR ADVISORS") BELIEVES IS CONSISTENT WITH PRESERVATION OF CAPITAL AND MAINTENANCE OF LIQUIDITY. The Portfolio invests exclusively in U.S. Treasury bills, notes, and bonds, and other obligations issued or guaranteed as to principal or interest by the U.S. Government, its agencies, or instrumentalities, and in repurchase agreements with respect to such obligations. There can, of course, be no assurance that the Portfolio will achieve its investment objective.

     Certain of the foregoing obligations, including U.S. Treasury bills, notes, and bonds, mortgage participation certificates issued or guaranteed by the Government National Mortgage Association, and Federal Housing Administration debentures, are supported by the full faith and credit of the United States. Other U.S. Government securities issued by federal agencies or government-sponsored enterprises are not supported by the full faith and credit of the United States. These securities include obligations supported by the right of the issuer to borrow from the U.S. Treasury, such as obligations of Federal Home Loan Banks, and obligations supported only by the credit of an instrumentality, such as Federal National Mortgage Association bonds.

     Short-term U.S. Government obligations generally are considered among the safest short-term investments. Because of their added safety, the yields available from U.S. Government obligations are generally lower than the yields available from comparable corporate debt securities. The U.S. Government guarantee of securities owned by the Portfolio does not guarantee the net asset value of the Portfolio's shares, which the Portfolio seeks to maintain at $1.00 per share.

     Considerations of liquidity and preservation of capital mean that the Portfolio may not necessarily invest in money market instruments paying the highest available yield at a particular time. Consistent with its investment objective, the Portfolio will attempt to maximize yields by portfolio trading and by buying and selling portfolio investments in anticipation of or in response to changing economic conditions and conditions and trends in the U.S. Government securities money markets. The Portfolio may also invest to take advantage of what Mentor Advisors believes to be temporary disparities in yields of different segments in the U.S. Government securities money markets or among particular instruments within the same segment of the markets. These policies, as well as the relatively short maturity of obligations purchased by the Portfolio, may result in frequent changes in the securities held by the Portfolio. The Portfolio will not usually pay brokerage commissions in connection with the purchase or sale of portfolio securities.

     The Portfolio's securities will be affected by general changes in interest rates resulting in increases or decreases in the values of the obligations held by the Portfolio. The value of the Portfolio's securities can be expected to vary inversely to changes in prevailing interest rates. Withdrawals by shareholders could require the sale of portfolio investments at a time when such a sale might not otherwise be desirable.

MENTOR INTERMEDIATE DURATION PORTFOLIO AND MENTOR FIXED-INCOME PORTFOLIO

     The investment objective of both of these Portfolios is to seek a high level of long-term total return. Preservation of capital is a secondary objective to the extent consistent with a Portfolio's primary objective of seeking a high level of long-term total return. The Portfolios will invest in U.S. Government securities, fixed-income securities of corporations and other private issuers, mortgage-backed securities, and other asset-backed securities. Each of the Portfolios may also hold a portion of its assets in cash or money market instruments. There can, of course, be no assurance that the Portfolios will achieve their investment objectives.

     The INTERMEDIATE DURATION PORTFOLIO will normally maintain a portfolio duration of from TWO TO FIVE YEARS.

     The FIXED-INCOME PORTFOLIO will normally maintain a portfolio duration of from FOUR TO SEVEN YEARS.

     A Portfolio's "portfolio duration" at any time is the dollar-weighted average duration of its portfolio securities at that time. In general, the net asset value of a Portfolio with a longer portfolio duration will increase or decrease to a greater degree in response to changes in interest rates than will the net asset value of a Portfolio with a shorter portfolio duration. (Typically, for example, the value of a security with a three-year duration will increase by approximately three percent in response to a one-percent decline in interest rates, and will decline by approximately three percent in response to a one-percent rise in interest rates; similarly, the value of a security with a seven-year duration will increase by approximately seven percent in response to a one-percent decline in interest rates, and will decline by approximately seven percent in response to a one-percent rise in interest rates; and so on.) However, because issuers of securities with longer durations typically pay interest on those securities at rates higher than in the case of securities with shorter durations, the current income of a Portfolio with a longer portfolio duration will typically be greater than that of a Portfolio with a shorter portfolio duration.

     Mentor Advisors may take full advantage of the entire range of maturities of the securities in which a Portfolio may invest and may, through the purchase and sale of securities with different durations, adjust each Portfolio's portfolio duration from time to time, depending on its assessment of the relative values of securities of different durations and maturities and expectations of future changes in interest rates. There can be no assurance that either Portfolio will be able to maintain any particular portfolio duration.

     A Portfolio's "total return" consists of current income, including interest payments and discount accruals, plus any increases in the values of the Portfolio's investments (less any decreases in the values of any of its investments and amortizations of premiums). A Portfolio may seek to increase its total return by investing in investment-grade securities which Mentor Advisors believes may appreciate in value as a result of changes in interest rates or other market factors.

     Traditionally, a debt security's "term to maturity" has been used to evaluate the sensitivity of the security's price to changes in interest rates (the security's interest-rate "volatility"). However, a security's term to maturity measures only the period of time until the last payment of principal or interest on the security, and does not take into account the timing of the various payments of principal or interest to be made prior to the instrument's maturity. By contrast, "duration" is a measure of the full stream of payments to be received on a debt instrument, including both interest and principal payments, based on their present values. Duration measures the periods of time between the present time and the time when the various interest and principal payments are scheduled or, in the case of a callable bond, expected to be received, and weights them by their present values. Duration can be a more accurate measure of interest rate volatility than term-to-maturity. There is no limit on the average weighted maturity either Portfolio may maintain, and a Portfolio's average weighted maturity will likely be longer than its portfolio duration.

     There are some situations where the standard duration calculation does not properly reflect the interest-rate volatility of a security. For example, floating and variable rate securities often have final maturities of ten years or more; however, their interest-rate volatility is determined based principally on the period of time until their interest rates are reset and on the terms on which they may be reset. Another example where a security's interest-rate volatility is not properly measured by the standard duration calculation is in the case of mortgage-backed securities. The stated final maturity of such securities may be up to 30 years, but the actual cash flow on the securities will be determined by the prepayment rates on the underlying mortgage loans. Therefore, the duration of such a security can change if prepayment rates change. In these and other similar situations, Mentor Advisors will estimate a security's duration using analytical techniques that take into account such factors as the expected prepayment rate on the security and how the prepayment rate might change under various market conditions. Because calculation of a security's duration may be based in part on estimates such as these made by Mentor Advisors, a Portfolio's ability to maintain a particular portfolio duration will depend on Mentor Advisors' ability to make those estimates accurately.

     The Fixed-Income Portfolio will normally invest at least 65% of its total assets, determined at the time of investment, in fixed-income securities. A fixed-income security is a debt security paying interest at a rate specified in the terms of the security or determined based on a formula or factors specified in the terms of the security.

     The Portfolios will only invest in securities of investment grade. A security will be deemed to be of "investment grade" if, at the time of investment by a Portfolio, the security is rated at least Baa3 by Moody's or BBB-by Standard & Poor's, or at a comparable rating by another nationally recognized rating organization. Securities rated Baa or BBB lack outstanding investment characteristics and have speculative characteristics and are subject to greater credit and market risks than higher-rated securities. A Portfolio will not be required to dispose of a security held by it if the security's rating falls below investment grade, although Mentor Advisors will consider whether continued investment in the security is consistent with the Portfolio's investment objectives. See the Statement of Additional Information for descriptions of securities ratings assigned by Moody's and Standard & Poor's.

     Mentor Advisors may under unusual circumstances implement temporary "defensive" strategies in order to reduce fluctuations in the value of a Portfolio's assets. At those times, a Portfolio may invest any portion of its assets in cash or cash equivalents, money market instruments, or other short-term, high-quality investments Mentor Advisors considers consistent with such defensive strategies, and may maintain a portfolio duration shorter than would otherwise be consistent with its basic investment strategy.

MENTOR PERPETUAL INTERNATIONAL PORTFOLIO

     THE INTERNATIONAL PORTFOLIO'S INVESTMENT OBJECTIVE IS LONG-TERM CAPITAL APPRECIATION. The Portfolio is designed for institutional investors who believe that investment in a diversified portfolio of securities of issuers located outside the U.S. offers the potential for long-term capital appreciation.

     The Portfolio invests in a diversified portfolio of securities of issuers located outside the United States. The Portfolio's investments will normally include common stocks, preferred stocks, securities convertible into common stocks or preferred stocks, and warrants to purchase common stocks or preferred stocks. The Portfolio may also invest to a lesser extent in debt securities and other types of investments if Mentor Perpetual Advisors, LLC ("Mentor Perpetual") believes they would help achieve the Portfolio's objective. The Portfolio may hold a portion of its assets in cash or money market instruments.

     The Portfolio will not limit its investments to any particular type of company. The Portfolio may invest in companies, large or small, whose earnings are believed to be in a relatively strong growth trend, or in companies in which significant further growth is not anticipated but whose market value per share is thought to be undervalued.

     It is likely that, at times, a substantial portion of the Portfolio's assets will be invested in securities of issuers in emerging markets, including under-developed and developing nations. Investments in emerging markets are subject to the same risks applicable to foreign investments generally, although those risks may be increased due to conditions in such markets. For example, the securities markets and legal systems in emerging markets may only be in a developmental stage and may provide few, or none, of the advantages or protections of markets or legal systems available in more developed countries. Although many of the securities in which the Portfolio may invest are traded on securities exchanges, they may trade in limited volume, and the exchanges may not provide all of the conveniences or protections provided by securities exchanges in more developed markets. The Portfolio may also invest a substantial portion of its assets in securities traded in the over-the-counter markets and not on any exchange, which may affect the liquidity of the investment and expose the Portfolio to the credit risk of its counterparties in trading those investments. See "Other investment practices -- Foreign securities."

     Fixed-income securities in which the Portfolio may invest will be of investment grade. A security will be deemed to be of "investment grade" if, at the time of investment by the Portfolio, the security is rated at least Baa3 by Moody's or BBB- by Standard & Poor's, or at a comparable rating by another nationally recognized rating organization. Securities rated Baa or BBB lack outstanding investment characteristics and have speculative characteristics and are subject to greater credit and market risks than higher-rated securities. The Portfolio will not be required to dispose of a security held by it if the security's rating falls below investment grade, although Mentor Perpetual will consider whether continued investment in the security is consistent with the Portfolio's investment objective. See the Statement of Additional Information for descriptions of securities ratings assigned by Moody's and Standard & Poor's.

     Mentor Perpetual may under unusual circumstances implement temporary "defensive" strategies in order to reduce fluctuations in the value of the Portfolio's assets. At those times, the Portfolio may invest any portion of its assets in cash or cash equivalents, money market instruments, or other short-term, high-quality investments Mentor Perpetual considers consistent with such defensive strategies. At such times, the Portfolio may invest without limit in securities of issuers located in the United States. It is impossible to predict when, or for how long, the Portfolio will use these defensive strategies.

     The International Portfolio may invest a substantial portion of its assets in securities issued by small companies. Such companies may offer greater opportunities for capital appreciation than larger companies, but investments in such companies may involve certain special risks. Such companies may have limited product lines, markets, or financial resources and may be dependent on a limited management group. While the markets in securities of such companies have grown rapidly in recent years, such securities may trade less frequently and in smaller volume than more widely held securities. The values of these securities may fluctuate more sharply than those of other securities, and the Portfolio may experience some difficulty in establishing or closing out positions in these securities at prevailing market prices. There may be less publicly-available information about the issuers of these securities or less market interest in such securities than in the case of larger companies, and it may take a longer period of time for the prices of such securities to reflect the full value of their issuers' underlying earnings potential or assets.

     Some securities of smaller issuers may be restricted as to resale or may otherwise be highly illiquid. The ability of the Portfolio to dispose of such securities may be greatly limited, and the Portfolio may have to continue to hold such securities during periods when Mentor Perpetual would otherwise have sold the security. It is possible that Mentor Perpetual or its affiliates or clients may hold securities issued by the same issuers, and may in some cases have acquired the securities at different times, on more favorable terms, or at more favorable prices, than the Portfolio.

     FOREIGN SECURITIES. Investment in foreign securities entails certain risks. Since foreign securities are normally denominated and traded in foreign currencies, the value of the Portfolio's assets may be affected favorably or unfavorably by currency exchange rates and exchange control regulations. There may be less information publicly available about a foreign company than about a U.S. company, and foreign companies are not generally subject to accounting, auditing, and financial reporting standards and practices comparable to those in the United States. The securities of some foreign companies are less liquid and at times more volatile than securities of comparable U.S. companies. Foreign brokerage commissions and other fees are also generally higher than in the

United States. Foreign settlement procedures and trade regulations may involve certain risks (such as delay in payment or delivery of securities or in the recovery of the Portfolio's assets held abroad) and expenses not present in the settlement of domestic investments.

     In addition, there may be a possibility of nationalization or expropriation of assets, imposition of currency exchange controls, confiscatory taxation, political or financial instability, and diplomatic developments which could affect the value of the Portfolio's investments in certain foreign countries. Legal remedies available to investors in certain foreign countries may be more limited than those available with respect to investments in the United States or in other foreign countries. In the case of securities issued by a foreign governmental entity, the issuer may in certain circumstances be unable or unwilling to meet its obligations on the securities in accordance with their terms, and the Portfolio may have limited recourse available to it in the event of default. The laws of some foreign countries may limit the Portfolio's ability to invest in securities of certain issuers located in those foreign countries. Special tax considerations apply to foreign securities. The Portfolio may buy or sell foreign currencies and options and futures contracts on foreign currencies for hedging purposes in connection with its foreign investments.

OTHER INVESTMENT PRACTICES AND RISKS

     Each of the Portfolios (except as noted below) may engage in the other investment practices described below. See the Statement of Additional Information for a more detailed description of these practices and certain risks they may involve.

     MORTGAGE-BACKED SECURITIES. The Intermediate Duration and Fixed-Income Portfolios may invest in mortgage-backed certificates and other securities representing ownership interests in mortgage pools, including collateralized mortgage obligations. Interest and principal payments on the mortgages underlying mortgage-backed securities are passed through to the holders of the mortgage-backed securities. Mortgage-backed securities currently offer yields higher than those available from many other types of fixed-income securities, but because of their prepayment aspects, their price volatility and yield characteristics will change based on changes in prepayment rates. Generally, prepayment rates increase if interest rates fall and decrease if interest rates rise. For many types of mortgage-backed securities, this can result in unfavorable changes in price and yield characteristics in response to changes in interest rates and other market conditions. For example, as a result of their prepayment aspects, the Portfolios' mortgage-backed securities have less potential for capital appreciation during periods of declining interest rates than other fixed-income securities of comparable maturities, although such obligations may have a comparable or greater risk of decline in market value during periods of rising interest rates.

     Mortgage-backed securities have yield and maturity characteristics that are dependent on the mortgages underlying them. Thus, unlike traditional debt securities, which may pay a fixed rate of interest until maturity when the entire principal amount comes due, payments on these securities include both interest and a partial payment of principal. In addition to scheduled loan amortization, payments of principal may result from the voluntary prepayment, refinancing, or foreclosure of the underlying mortgage loans. Such prepayments may significantly shorten the effective durations of mortgage-backed securities, especially during periods of declining interest rates. Similarly, during periods of rising interest rates, a reduction in the rate of prepayments may significantly lengthen the effective durations of such securities.

     OTHER ASSET-BACKED SECURITIES. The Intermediate Duration and Fixed-Income Portfolios may invest in securities representing interests in other types of financial assets, such as automobile-finance receivables or credit-card receivables. Such securities are subject to many of the same risks as are mortgage-backed securities, including prepayment risks, refinancing risks, and risks of foreclosure. They may or may not be secured by the receivables themselves or may be unsecured obligations of their issuers.

     WHEN-ISSUED SECURITIES AND FORWARD COMMITMENTS. The Intermediate Duration and Fixed-Income Portfolios may purchase securities on a "when-issued" basis. The price of such securities is fixed at the time the commitment to purchase is made, but delivery and payment for the when-issued securities take place at a later date (normally within one month of purchase). Each of these Portfolios may also purchase securities for future delivery. "When-issued" securities and forward commitments may increase a Portfolio's overall investment exposure and may result in losses.

     REPURCHASE AGREEMENTS; SECURITIES LOANS. The Portfolios may enter into repurchase agreements and (in the case of the International Portfolio) securities loans. Under a repurchase agreement, a Portfolio purchases a debt instrument for a relatively short period (usually not more than one week), which the seller agrees to repurchase at a fixed time and price, representing the Portfolio's cost plus interest. Under a securities loan, a Portfolio lends portfolio securities. A Portfolio will enter into repurchase agreements and (in the case of the International Portfolio) securities loans only with commercial banks and with registered broker-dealers who are members of a national securities exchange or market makers in government securities, and in the case of repurchase agreements, only if the debt instrument is a U.S. Government security. Although Mentor Advisors or Mentor Perpetual, as the case may be, will monitor these transactions to ensure that they will be fully collateralized at all times, a Portfolio bears a risk of loss if the other party defaults on its obligation and the Portfolio is delayed or prevented from exercising its rights to dispose of the collateral. If the other party should become involved in bankruptcy or insolvency proceedings, it is possible that the Portfolio may be treated as an unsecured creditor and be required to return the underlying collateral to the other party's estate.

     BORROWING AND LEVERAGE. The International Portfolio may borrow money to invest in additional portfolio securities. This practice, known as "leverage", increases the Portfolio's market exposure and its risk. When the Portfolio has borrowed money for leverage and its investments increase or decrease in value, the Portfolio's net asset value will normally increase or decrease more than if it had not borrowed money. The interest the Portfolio must pay on borrowed money will reduce the amount of any potential gains or increase any losses. The extent to which the Portfolio will borrow money, and the amount it may borrow, depend on market conditions and interest rates. Successful use of leverage depends on Mentor Perpetual's ability to predict market movements correctly.

     OPTIONS AND FUTURES. Each of the Portfolios (other than the U.S. Government Cash Management Portfolio) may buy and sell call and put options to hedge against changes in net asset value or to realize a greater current return. In addition, through the purchase and sale of futures contracts and related options, these Portfolios may at times seek to hedge against fluctuations in net asset value and, to the extent consistent with applicable law, to increase investment return.

     A Portfolio's ability to engage in options and futures strategies will depend on the availability of liquid markets in such instruments. It is impossible to predict the amount of trading interest that may exist in various types of options or futures contracts. Therefore, there is no assurance that a Portfolio will be able to utilize these instruments effectively for the purposes stated above. Transactions in options and futures involve certain risks which are described below and in the Statement of Additional Information.

     Transactions in options and futures contracts involve brokerage costs and may require a Portfolio to segregate assets to cover its outstanding positions. For more information, see the Statement of Additional Information.

     INDEX FUTURES AND OPTIONS. The Portfolios (other than the U.S. Government Cash Management Portfolio) may buy and sell index futures contracts ("index futures") and options on index futures and on indices for hedging purposes (or may purchase warrants whose value is based on the value from time to time of one or more foreign securities indices). An "index future" is a contract to buy or sell units of a particular bond or stock index at an agreed price on a specified future date. Depending on the change in value of the index between the time when a Portfolio enters into and terminates an index future or option transaction, the Portfolio realizes a gain or loss. The Portfolios (other than the U.S. Government Cash Management Portfolio) may also, to the extent consistent with applicable law, buy and sell index futures and options to increase its investment return.

     RISKS RELATED TO OPTIONS AND FUTURES STRATEGIES. OPTIONS AND FUTURES TRANSACTIONS INVOLVE COSTS AND MAY RESULT IN LOSSES. Certain risks arise because of the possibility of imperfect correlations between movements in the prices of futures and options and movements in the prices of the underlying security or index or of the securities held by a Portfolio that are the subject of a hedge. The successful use by a Portfolio of the strategies described above further depends on the ability of its investment adviser to forecast market movements correctly. Other risks arise from a Portfolio's potential inability to close out futures or options positions. Although a Portfolio will enter into options or futures transactions only if its investment adviser believes that a liquid secondary market exists for such options or futures contracts, there can be no assurance that the Portfolio will be able to effect closing transactions at any particular time or at an acceptable price. Certain provisions of the Internal Revenue Code may limit a Portfolio's ability to engage in options and futures transactions.

     Each Portfolio generally expects that its options transactions will be conducted on recognized exchanges. A Portfolio may in certain instances purchase and sell options in the over-the-counter markets. A Portfolio's ability to terminate options in the over-the-counter markets may be more limited than for exchange-traded options and may also involve the risk that securities dealers participating in such transactions would be unable to meet their obligations to the Portfolio. A Portfolio will, however, engage in over-the-counter transactions only when appropriate exchange-traded transactions are unavailable and when, in the opinion of its investment adviser, the pricing mechanism and liquidity of the over-the-counter markets are satisfactory and the participants are responsible parties likely to meet their obligations.

     A Portfolio will not purchase futures or options on futures or sell futures if as a result the sum of the initial margin deposits on the Portfolio's existing futures positions and premiums paid for outstanding options on futures contracts would exceed 5% of the Portfolio's assets. (For options that are "in-the-money" at the time of purchase, the amount by which the option is "in-the-money" is excluded from this calculation.)

     FOREIGN CURRENCY EXCHANGE TRANSACTIONS (INTERNATIONAL PORTFOLIO ONLY). The International Portfolio may engage in foreign currency exchange transactions to protect against uncertainty in the level of future currency exchange rates. The Portfolio may engage in foreign currency exchange transactions in connection with the purchase and sale of portfolio securities ("transaction hedging") and to protect against changes in the value of specific portfolio positions ("position hedging").

     The Portfolio also may engage in transaction hedging to protect against a change in foreign currency exchange rates between the date on which it contracts to purchase or sell a security and the settlement date, or to "lock in" the U.S. dollar equivalent of a dividend or interest payment in a foreign currency. The Portfolio may purchase or sell a foreign currency on a spot (or cash) basis at the prevailing spot rate in connection with transaction hedging.

     The Portfolio may also enter into contracts to purchase or sell foreign currencies at a future date ("forward contracts") and may purchase and sell foreign currency futures contracts, for hedging and not for speculation. A foreign currency forward contract is a negotiated agreement to exchange currency at a future time at a rate or rates that may be higher or lower than the spot rate. Foreign currency futures contracts are standardized exchange-traded contracts and have margin requirements. For transaction hedging purposes, the Portfolio may also purchase and sell call and put options on foreign currency futures contracts and on foreign currencies.

     The Portfolio may engage in position hedging to protect against a decline in value relative to the U.S. dollar of the currencies in which its portfolio securities are denominated or quoted (or an increase in value of a currency in which securities the Portfolio intends to buy are denominated). For position hedging purposes, the Portfolio may purchase or sell foreign currency futures contracts and foreign currency forward contracts, and may purchase and sell put and call options on foreign currency futures contracts and on foreign currencies. In connection with position hedging, the Portfolio may also purchase or sell foreign currencies on a spot basis.

     Although there is no limit to the amount of the Portfolio's assets that may be invested in foreign currency exchange and foreign currency forward contacts, the Portfolio will only enter into such transactions to the extent necessary to effect the hedging transactions described above.

MANAGEMENT

     The Trustees of the Trust are responsible for generally overseeing the conduct of the Trust's business. MENTOR INVESTMENT ADVISORS, LLC, located at 901 East Byrd Street, Richmond, Virginia 23219, acts as investment adviser to the U.S. Government Cash Management, Fixed-Income, and Intermediate Duration Portfolios. MENTOR PERPETUAL ADVISORS, LLC, located at 901 East Byrd Street, Richmond, Virginia, acts as investment adviser to the International Portfolio. Mentor Investment Group, LLC ("Mentor Investment Group") serves as administrator to the Portfolios. Neither Mentor Advisors nor Mentor Investment Group receives compensation from the Portfolios for the performance of such services. Mentor Investment Group has agreed to bear certain expenses of the Portfolios pursuant to a voluntary expense limitation currently in effect. This limitation may be terminated at any time.

     Mentor Advisors is a wholly owned subsidiary of Mentor Investment Group, which is in turn a subsidiary of Wheat First Butcher Singer, Inc. ("Wheat First Butcher Singer"). Wheat First Butcher Singer, through other subsidiaries, also engages in securities brokerage, investment banking, and related businesses. Mentor Advisors and its affiliates serve as investment advisers to twenty-one separate investment portfolios in the Mentor Family of Funds, with total assets under management of more than $9 billion. All investment decisions for the U.S. Government Cash Management, Fixed-Income, and Intermediate Duration Portfolios are made by investment teams at Mentor Advisors.

     EVEREN Capital Corporation has a 20% ownership interest in Mentor Investment Group and may acquire additional ownership based principally on the amount of Mentor Investment Group's revenues attributable to clients of EVEREN Securities, Inc. and its affiliates.

     Mentor Perpetual, an investment advisory firm organized in 1995, is owned equally by Perpetual plc and Mentor Advisors. The Perpetual organization currently serves as investment adviser for assets of more than $6 billion. Its clients include 28 unit investment trusts and other public investment pools for over 150 clients, including private individuals, charities, pension plans, and life assurance companies. Mentor Perpetual currently serves as investment adviser to the Mentor Perpetual Global Portfolio, an open-end mutual fund which is a series of Mentor Funds. Investment decisions for the Portfolio are made by a team of investment professionals at Mentor Perpetual.

     Subject to the general oversight of the Trustees, Mentor Advisors and Mentor Perpetual manage their respective Portfolios in accordance with the stated policies of each Portfolio. Each of Mentor Advisors and Mentor Perpetual makes investment decisions for its respective Portfolios and places the purchase and sale orders for each Portfolio's portfolio transactions. In selecting broker-dealers, Mentor Advisors and Mentor Perpetual may consider research and brokerage services furnished to them and their affiliates. Subject to seeking the best overall terms available, Mentor Advisors and Mentor Perpetual may consider sales of shares of a Portfolio (and, if permitted by law, of other funds in the Mentor family) as a factor in the selection of broker-dealers to execute portfolio transactions for that Portfolio. Mentor Advisors and Mentor Perpetual may at times cause the Portfolios to pay commissions to broker-dealers which are affiliated with Mentor Advisors or Mentor Perpetual.

     PORTFOLIO TURNOVER (ALL PORTFOLIOS OTHER THAN THE U.S. GOVERNMENT CASH MANAGEMENT PORTFOLIO). The length of time a Portfolio has held a particular security is not generally a consideration in investment decisions. A change in the securities held by a Portfolio is known as "portfolio turnover." As a result of each Portfolio's investment policies, under certain market conditions a Portfolio's portfolio turnover rate may be higher than that of other mutual funds. Portfolio turnover generally involves some expense to a Portfolio, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestment in other securities. Such transactions may result in realization of taxable capital gains. Although it is impossible to predict portfolio turnover, Mentor Perpetual expects that the annual portfolio turnover rate for the International Portfolio for its first full fiscal year will not exceed 200%. The portfolio turnover rates for the Fixed-Income and Intermediate Duration Portfolios for the life of those Portfolios are shown in the section "Financial Highlights."

HOW THE PORTFOLIOS VALUE THEIR SHARES

     Each of the Portfolios (other than the U.S. Government Cash Management Portfolio) calculates the net asset value of a share of each class by dividing the total value of its assets attributable to that class, less liabilities attributable to that class, by the number of shares of the class outstanding. Shares are valued as of the close of regular trading on the New York Stock Exchange each day the Exchange is open. Portfolio securities for which market quotations are readily available are stated at market value. Short-term investments that will mature in 60 days or less are stated at amortized cost, which has been determined to approximate the fair market value of such investments. All other securities and assets are valued at their fair values. The net asset value of shares of different classes will generally differ due to the variance in daily net income realized by and dividends paid on each class, and any differences in the expenses of different classes.

     INTERNATIONAL PORTFOLIO ONLY. Securities quoted in foreign currencies are translated into U.S. dollars at the current exchange rates or at such other rates as may be used in accordance with procedures approved by the Trustees. As a result, fluctuations in the values of such currencies in relation to the U.S. dollar will affect the net asset value of Portfolio shares even though there has not been any change in the values of such securities as quoted in such foreign currencies.

     The U.S. GOVERNMENT CASH MANAGEMENT PORTFOLIO values its shares twice each day, once at 12:00 noon and again at the close of regular trading on the Exchange. The Portfolio's investments are valued at amortized cost according to Securities and Exchange Commission Rule 2a-7. The Portfolio will not normally have unrealized gains or losses so long as it values its investments by the amortized cost method.

HOW DISTRIBUTIONS ARE MADE

     The FIXED-INCOME and INTERMEDIATE DURATION PORTFOLIOS distribute net investment income quarterly and any net realized capital gains at least annually. The INTERNATIONAL PORTFOLIO distributes net investment income and any net realized capital gains at least annually. Distributions from capital gains are made after applying any available capital loss carryovers.

     The U.S. GOVERNMENT CASH MANAGEMENT PORTFOLIO determines its net income as of the close of regular trading on the New York Stock Exchange each day the Exchange is open. Each determination of the Portfolio's net income includes (i) all accrued interest on the Portfolio's investments,
(ii) plus or minus all realized and unrealized gains and losses on the Portfolio's investments, (iii) less all accrued expenses of the relevant class of shares of the Portfolio.

     The U.S. Government Cash Management Portfolio declares all of its net income as a distribution on each day it is open for business, as a dividend to shareholders of record immediately prior to the close of regular trading on the Exchange. Shareholders whose purchase of shares of the Portfolio is accepted at or before 12:00 noon on any day will receive the dividend declared by the Portfolio for that day; shareholders who purchase shares after 12:00 noon will begin earning dividends on the next business day after the Portfolio accepts their order. The Portfolio's net income for Saturdays, Sundays, and holidays is declared as a dividend on the preceding business day. Dividends for the immediately preceding calendar month will be paid on the fifteenth day of each calendar month (or, if that day is not a business day, on the next business day), except that the Portfolio's schedule for payment of dividends during the month of December may be adjusted to assist in tax reporting and distribution requirements. A shareholder that withdraws the entire balance of an account at any time during a month will be paid all dividends declared through the time of the withdrawal. Since the net income of the Portfolio is declared as a dividend each time it is determined, the net asset value per share of the Portfolio normally remains at $1 per share immediately after each determination and dividend declaration.
                            ------------------------

     All Portfolio distributions will be invested in additional Portfolio shares of the same class, unless the shareholder instructs a Portfolio otherwise.

TAXES

     Each of the Portfolios intends to qualify as a "regulated investment company" for federal income tax purposes and to meet all other requirements that are necessary for it to be relieved of federal taxes on income and gains it distributes to shareholders. The Portfolios will distribute substantially all of their net investment income and capital gain net income on a current basis.

  THE FOLLOWING IS INTENDED PRINCIPALLY FOR SHAREHOLDERS SUBJECT TO FEDERAL INCOME TAXATION:

     All Portfolio distributions, other than exempt-interest dividends, will be taxable to shareholders as ordinary income, except that any distributions of net capital gain will be taxed as long-term capital gain, regardless of how long a shareholder has held the shares (although the loss on a sale of shares held for six months or less will be treated as long-term capital loss to the extent of any capital gain distribution received with respect to those shares). Distributions will be taxable as described above whether received in cash or in shares through the reinvestment of distributions. Early in each year the Trust will notify shareholders of the amount and tax status of distributions paid by a Portfolio for the preceding year. In buying or selling securities for a Portfolio, an investment adviser will not normally take into account the effect any purchase or sale of securities will have on the tax positions of the Portfolio's shareholders.

     INTERNATIONAL PORTFOLIO ONLY. Shareholders of the Portfolio who are U.S. citizens or residents may be able to claim a foreign tax credit or deduction on their U.S. income tax returns with respect to foreign taxes paid by the Portfolio. If, at the end of the fiscal year of the Portfolio, more than 50% of the Portfolio's total assets are represented by securities of foreign corporations, the Portfolio intends to make an election permitted by the Internal Revenue Code to treat any foreign taxes it paid as paid by its shareholders. In that case, shareholders who are U.S. citizens, U.S. corporations, and, in some cases, U.S. residents will be required to include in U.S. taxable income their pro rata share of such taxes, but may then be entitled to claim a foreign tax credit or deduction (but not both) for their share of such taxes.

     The foregoing is a summary of certain federal income tax consequences of investing in a Portfolio. Dividends and distributions also may be subject to state and local taxes. Shareholders are urged to consult their tax advisers regarding specific questions as to federal, state, or local taxes. Non-U.S. investors should consult their tax advisers concerning the tax consequences of ownership of shares of a Portfolio, including the possibility that distributions may be subject to a 30% United States withholding tax (or a reduced rate of withholding provided by treaty).

PURCHASE OF SHARES

     Shares of the FIXED-INCOME, INTERMEDIATE DURATION, and INTERNATIONAL PORTFOLIOS are sold at the net asset value next determined after a purchase order is received by a Portfolio. In most cases, in order to receive that day's public offering price, your order must be received by the Trust or Mentor Distributors, LLC ("Mentor Distributors") before the close of regular trading on the New York Stock Exchange.

     The U.S. GOVERNMENT CASH MANAGEMENT PORTFOLIO offers its shares continuously at a price of $1.00 per share. Because the Portfolio seeks to be fully invested at all times, investments must be in Same Day Funds to be accepted. "Same Day Funds" are funds credited by the applicable regional Federal Reserve Bank to the account of the Portfolio at its designated bank.
                            ------------------------

     Mentor Distributors, LLC, located at 901 East Byrd Street, Richmond, Virginia 23219, serves as distributor of the Portfolios' shares. Mentor Distributors is not obligated to sell any specific amount of shares of any of the Portfolios.

     An investor may make an initial purchase of shares of any of the Portfolios by submitting completed application materials along with a purchase order, and by making payment to Mentor Distributors or the Trust. Investors will be required to make minimum initial investments of $500,000 in Institutional Shares of the Portfolios and minimum subsequent investments of $25,000. Investments made through advisory accounts maintained with investment advisers registered under the Investment Advisers Act of 1940 (including "wrap" accounts) are not subject to these minimum investment requirements. The Portfolios reserve the right at any time to change the initial and subsequent investment minimums required of investors. If an investor purchases shares of any of the Portfolios, other than the U.S. Government Cash Management Portfolio, through EVEREN Securities, Inc., with the redemption proceeds received by the investor within the preceeding 90 days from the sale of shares of any non-Mentor open-end mutual fund, EVEREN Securities, Inc. may compensate the investor's investment consultant in connection with that purchase.

     Shares of the Portfolios may be purchased by (i) paying cash, (ii) exchanging securities acceptable to a Portfolio's investment adviser, or (iii) a combination of such securities and cash. Purchase of shares of a Portfolio in exchange for securities is subject in each case to the determination by the Portfolio's investment adviser that the securities to be exchanged are acceptable for purchase by the Portfolio. Securities accepted by a Portfolio's investment adviser in exchange for shares will be valued in the same manner as the Portfolio's assets as of the time of the next determination of net asset value after such acceptance. All dividends and subscription or other rights which are reflected in the market price of accepted securities at the time of valuation become the property of the Portfolio and must be delivered to the Portfolio upon receipt by the investor from the issuer. A gain or loss for federal income tax purposes would be realized upon the exchange by an investor that is subject to federal income taxation, depending upon the investor's basis in the securities tendered. A shareholder who wishes to purchase shares by exchanging securities should obtain instructions by calling Mentor Distributors at 1-800-869-6042.

     In all cases Mentor Advisors, Mentor Perpetual, or Mentor Distributors reserves the right to reject any investment.

REDEMPTION OF SHARES

     A shareholder may redeem all or any portion of its shares in a Portfolio any day the New York Stock Exchange is open by sending a signed letter of instruction and stock power form, along with any certificates that represent shares the shareholder wants to sell, to a Portfolio c/o: Mentor Institutional Trust, P.O. Box 1357, Richmond, Virginia 23218-1357 or to Mentor Distributors. Redemptions will be effected at the net asset value per share of the relevant class of shares of the Portfolio next determined after the receipt by the Portfolio of redemption instructions in "good order" as described below. In order to receive that day's net asset value, your request must be received before the close of regular trading on the New York Stock Exchange. The Portfolio will only redeem shares for which it has received payment. A check for the proceeds will normally be mailed on the next business day after a request in good order is received.

     A redemption request will be considered to have been made in "good order" if the following conditions are satisfied:

        (1) the request is in writing, states the number of shares to be redeemed, and identifies the shareholder's Portfolio account number;

        (2) the request is signed by each registered owner exactly as the shares are registered; and

        (3) if the shares to be redeemed were issued in certificate form, the certificates are endorsed for transfer (or are accompanied by an endorsed stock power) and accompany the redemption request.

     If shares of a Portfolio to be redeemed represent an investment made by check, the Trust reserves the right not to transmit the redemption proceeds to the shareholder until the check has been collected, which may take up to 15 days after the purchase date.

     Each Portfolio reserves the right to require signature guarantees. A guarantor of a signature must be an eligible guarantor institution, which term includes most banks and trust companies, savings associations, credit unions, and securities brokers or dealers. The purpose of a signature guarantee is to protect shareholders against the possibility of fraud. Mentor Distributors usually requires additional documentation for the sale of shares by a corporation, partnership, agent, fiduciary, or surviving joint owner. Contact Mentor Distributors for details.

     Mentor Distributors may facilitate any redemption request. There is no extra charge for this service.

     OTHER INFORMATION CONCERNING REDEMPTION. Under unusual circumstances, a Portfolio may suspend repurchases, or postpone payment for more than seven days, as permitted by federal securities laws. In addition, each Portfolio reserves the right, if conditions exist which make cash payments undesirable, to honor any request for redemption by making payment in whole or in part by securities valued in the same way as they would be valued for purposes of computing the Portfolio's per share net asset value. If payment is made in securities, a shareholder may incur brokerage expenses in converting those securities into cash.

MENTOR INSTITUTIONAL TRUST

     Mentor Institutional Trust is a Massachusetts business trust organized on February 8, 1994 as IMG Institutional Trust. A copy of the Agreement and Declaration of Trust, which is governed by Massachusetts law, is on file with the Secretary of State of The Commonwealth of Massachusetts.

     The Trust is an open-end series management investment company with an unlimited number of authorized shares of beneficial interest. Shares of the Trust may, without shareholder approval, be divided into two or more series of shares representing separate investment portfolios. Any such series of shares may be further divided without shareholder approval into two or more classes of shares having such preferences and special or relative rights and privileges as the Trustees determine. The Trust's shares are currently divided into five series, four of which are being offered by this Prospectus. The International Portfolio's shares are currently divided into four classes with different sales charges and expenses. Only Institutional Shares of the Portfolio are being offered by this Prospectus. Because of these different sales charges and expenses, the investment performance of the classes will vary. For more information, including information on your ability to purchase any other class of shares of that Portfolio, contact Mentor Distributors.

     Each share has one vote, with fractional shares voting proportionally. Shares of each series will vote together as a single series, and shares of each class will vote together as a single class, except when required by law or determined by the Trustees. Shares of the Portfolios are freely transferable, are entitled to dividends as declared by the Trustees, and, if a Portfolio were liquidated, would receive the net assets of the Portfolio. The Trust may suspend the sale of shares at any time and may refuse any order to purchase shares. Although the Trust and the Portfolios are not required to hold annual meetings of shareholders, shareholders have the right to call a meeting to elect or remove Trustees, or to take other actions as provided in the Agreement and Declaration of Trust.

     In the interest of economy and convenience, a Portfolio will not issue certificates for its shares except at the shareholder's request.

CUSTODIAN AND TRANSFER AND DIVIDEND AGENT

     Investors Fiduciary Trust Company, 127 West 10th Street, Kansas City, Missouri 64105, serves as the Portfolios' custodian. State Street Bank and Trust Company, c/o Boston Financial Data Services, Inc., 2 Heritage Drive, North Quincy, Massachusetts 02171, serves as the Portfolios' transfer and dividend agent.

PERFORMANCE INFORMATION

     The INTERMEDIATE DURATION PORTFOLIO, FIXED-INCOME PORTFOLIO, and INTERNATIONAL PORTFOLIO. Yield and total return data may from time to time be included in advertisements about the Portfolios. A Portfolio's "yield" for a class of shares is calculated by dividing that classes' annualized net investment income per share during a recent 30-day period by its net asset value on the last day of that period. "Total return" for the one-, five-, and ten-year periods (or for the life of a class, if shorter) through the most recent calendar quarter represents the average annual compounded rate of return on an investment of $1,000 in the relevant class of shares of a Portfolio over the period.

     The U.S. GOVERNMENT CASH MANAGEMENT PORTFOLIO. The Portfolio's yield may from time to time be included in advertisements about the Portfolio. The Portfolio's "yield" is calculated by determining the percentage net change, excluding capital changes, in the value of an investment in one share of the Portfolio over the base period, and multiplying the net change by 365/7 (or approximately 52 weeks). The Portfolio's "effective yield" represents a compounding of the yield by adding 1 to the number representing the percentage change in the value of the investment during the base period, raising that sum to a power equal to 365/7, and subtracting 1 from the result.
                            ------------------------

     PERFORMANCE INFORMATION FOR THE PORTFOLIOS DOES NOT REFLECT FEES OR EXPENSES ASSOCIATED WITH INVESTMENT ADVISORY ACCOUNTS THROUGH WHICH SHAREHOLDERS INVEST IN THE PORTFOLIOS. IF THOSE FEES AND EXPENSES WERE REFLECTED IN THE PORTFOLIOS' INVESTMENT PERFORMANCE, THE PORTFOLIOS' YIELDS AND TOTAL RETURNS WOULD BE LOWER.

     A Portfolio's performance may be compared to various indices. See the Statement of Additional Information. Information may be presented in advertisements about the Portfolios describing the background and professional experience of a Portfolio's investment adviser or its investment personnel.

     All data is based on a Portfolio's past investment results and does not predict future performance. Investment performance, which will vary, is based on many factors, including market conditions, the composition of a Portfolio's investments, Portfolio operating expenses, and which class of shares is purchased. Investment performance also often reflects the risks associated with a Portfolio's investment objectives and policies. These factors should be considered when comparing a Portfolio's investment results to those of other mutual funds and other investment vehicles.

     NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS OTHER THAN THOSE CONTAINED IN THIS PROSPECTUS AND, IF GIVEN OR MADE, SUCH OTHER INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY THE TRUST. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFER IN ANY STATE IN WHICH, OR TO ANY PERSON TO WHOM, SUCH OFFERING MAY NOT LAWFULLY BE MADE. THIS PROSPECTUS OMITS CERTAIN INFORMATION CONTAINED IN THE REGISTRATION STATEMENT, TO WHICH REFERENCE IS MADE, FILED WITH THE SECURITIES AND EXCHANGE COMMISSION. ITEMS WHICH ARE THUS OMITTED, INCLUDING CONTRACTS AND OTHER DOCUMENTS REFERRED TO OR SUMMARIZED HEREIN, MAY BE OBTAINED FROM THE COMMISSION UPON PAYMENT OF THE PRESCRIBED FEES.

     ADDITIONAL INFORMATION CONCERNING THE SECURITIES OFFERED HEREBY AND THE TRUST IS TO BE FOUND IN THE REGISTRATION STATEMENT, INCLUDING VARIOUS EXHIBITS THERETO AND FINANCIAL STATEMENTS INCLUDED OR INCORPORATED THEREIN, WHICH MAY BE INSPECTED AT THE OFFICE OF THE COMMISSION.

                            MENTOR INVESTMENT GROUP
                              901 East Byrd Street
                               Richmond, VA 23219
                                 (800) 382-0016

                         1997 MENTOR DISTRIBUTORS, LLC

                                     MENTOR
                                 INSTITUTIONAL
                                     TRUST

                                ----------------
                                   PROSPECTUS
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                                 March 3, 1997



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